UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2007
Date of Report (Date of earliest event reported)

NORPAC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-27147	95-4705831
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

National Bank Building
Suite 410 - 103 East Holly St.
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 201- 9591
Registrant's telephone number, including area code

Suite 311, 698 Seymour Street
Vancouver, BC V6B 3K6
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Effective January 5, 2007, NorPac Technologies, Inc. (the “Company”) issued 432,500 units to six subscribers pursuant to a private placement at a price of $0.40 per unit. Each unit consists of one share of the Company’s common stock and one share purchase warrant entitling the holder thereof to purchase an additional share at a price of $0.40 for a period of one year from the date of issuance thereof. The issuance was made pursuant to Regulation S of the Securities Act on the basis that each subscriber represented to the Company that it was a non-US person, as defined in Regulation S of the Securities Act. All securities issued to the subscribers were endorsed with a restrictive legend in accordance with Regulation S of the Securities Act.

The $173,000 proceeds of the private placement are intended to be loaned to Nextdigital Corp. (“Nextdigital”), to fund its operations and for working capital purposes. The Company entered into an Agreement and Plan of Merger dated November 7, 2006 (the “Merger Agreement”) pursuant to which the Company intends to merge with Nextdigital, as detailed in the Company’s current report on Form 8-K filed with the SEC on November 13, 2006. Completion of the Merger is subject to a number of conditions, including delivery of required financial statements by Nextdigital and completion of due diligence by Norpac and Nextdigital.

Nextdigital, a privately held Nevada corporation, was founded in June 2005 to pursue business opportunities in the smart card systems integration field to act as a total systems solutions provider to the international marketplace by integrating leading-edge smart card hardware and software applications into full-function value-add client solutions.

The units offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The foregoing shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

ITEM 7.01 REGULATION FD DISCLOSURE.

The disclosure referred in Item 3.02 above, is herein incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

4.1	Form of Warrant Certificate dated January 5, 2007.

99.1	Press Release dated January 5, 2007 announcing closing of offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORPAC TECHNOLOGIES, INC.

Date:	January 11, 2007
		By:	/s/ John P. Thornton

JOHN P. THORNTON
Chief Executive Officer, Chief Financial Officer
President, Secretary and Treasurer